SUPPLEMENT DATED JUNE 12, 2017

FIRST INVESTORS INCOME FUNDS
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2017

FIRST INVESTORS EQUITY FUNDS
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2017

FIRST INVESTORS TAX EXEMPT FUNDS
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017

1.
In Part II of each of  the Statements of Additional Information (“SAIs”) listed above,  in the “Underwriter and Dealers” section, the information after the second  paragraph is deleted in its entirety and replaced with the following:

The following table lists the current sales charge with respect to Class A shares of the Balanced Income Fund, Fund For Income, Government Fund, International Opportunities Bond Fund, Investment Grade Fund, Strategic Income Fund and for each First Investors Tax Exempt Fund as well as the amount of the sales charge that is reallowed to dealers selling the shares:
Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $100,000	4.00%	4.17%	3.75%
$100,000 but under $250,000	3.50	3.63	3.25
$250,000 but under $500,000	2.50	2.56	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	0	0	*
The following table lists the current sales charge with respect to Class A shares of the Floating Rate Fund and Limited Duration High Quality Bond Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:
Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $100,000	2.50%	2.56%	2.25%
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	.90
$1,000,000 or more	0	0	*
The following table lists the current sales charge with respect to Class A shares of the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:

Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $100,000	5.75%	6.10%	4.72%
$100,000 but under $250,000	4.50	4.71	3.69
$250,000 but under $500,000	3.50	3.63	2.87
$500,000 but under $1,000,000	2.50	2.56	2.05
$1,000,000 or more	0	0	*
* There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter or Statement of Intent of $1 million or more and purchases by group retirement plans pursuant to sales charge waiver privileges.  The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90%  of the amount invested to dealers on such purchases.  If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds except in certain circumstances.  The CDSC will generally be applied in the same manner as the CDSC on Class B shares.
Furthermore, there is no sales charge on purchases of Advisor Class and Institutional Class shares, or on Class A shares purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.
** In the case of retail sales by FFS, FFS retains the entire sales charge as its dealer concession.
2.
In Part II of each of the SAIs listed above, in the “Additional Information Concerning Purchases, Redemptions, Pricing, and Shareholder Services” section, the first item 3 under the heading “Additional Information About Sales Charge Discounts and Waivers” is deleted and replaced with the following:

If you own Class A shares of  the Growth & Income Fund that are attributable to your investment in the Executive Investors Blue Chip Fund and you have owned these shares continuously since March 13, 2000, the fund account in which you own these shares is entitled to the following special sales charge rate on additional investments in that funds: a sales charge (expressed as a percentage of offering price) of 4.75% on investments less than $100,000; 3.90% on investments of $100,000-$249,999; 2.90% on investments of $250,000-$499,999; and 2.40% on investments of $500,000-$999,999.
3.
In Part I of the Equity Funds SAI, in the “Portfolio Managers” section, under the heading “A. Other Accounts Managed by Portfolio Managers for the Fiscal Year Ended September 30, 2016”, the table regarding Wellington’s Portfolio Managers is deleted and replaced with the following:

Wellington Management’s Portfolio Managers:
Nicolas M. Choumenkovitch: Global	Other Registered Investment Companies	9	$5,001.2	0	$0
	Other Pooled Investment Vehicles	13	$3,082.6	2	$104.3
	Other Accounts	33	$14,311.1	5	$6,662.5
Tara Connolly Stilwell: Global	Other Registered Investment Companies	9	$5,001.2	0	$0
	Other Pooled Investment Vehicles	12	$3,078.1	1	$99.7
	Other Accounts	34	$14,275.1	5	$6,662.5
Kent M. Stahl:	Other Registered Investment Companies	12	$22,771.0	0	$0

Wellington Management’s Portfolio Managers:
Hedged U.S. Equity Opportunities	Other Pooled Investment Vehicles	6	$695.7	1	$6.5
	Other Accounts	3	$4,480.5	1	$2,073.4
Gregg R. Thomas: Hedged U.S. Equity Opportunities	Other Registered Investment Companies	12	$22,771.0	0	$0
	Other Pooled Investment Vehicles	8	$1,368.9	2	$672.1
	Other Accounts	3	$4,480.5	1	$2,073.4

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Please retain this Supplement for future reference.

IETS617